FIRST AMENDMENT TO AGREEMENT OF SALE

      THIS AGREEMENT (this "Agreement"), is entered into as of the 22nd day of October, 1996, by and between COMMERCIAL VENTURES, INC., a Delaware corporation ("Purchaser"), and JONATHONS LANDING LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller").

                                    RECITALS

      A. Purchaser and Seller entered into an Agreement of Sale dated as of August 30, 1996 (the "Agreement").

      B. Purchaser and Seller desire to amend the Agreement. Terms defined in the Agreement will have the same meaning when used herein.

      NOW THEREFORE, Purchaser and Seller agree as follows:

      1.   The Purchase Price is changed to $21,300,000.

      2. Purchaser acknowledges that all conditions to Purchaser's obligation to purchase the Property in Sections 7.1 and 9 of the Agreement have been satisfied or waived by Purchaser. The Earnest Money is non-refundable.

      3.   The Closing Date will be November 15, 1996.

      4. Except as amended hereby, the Agreement will remain in full force and effect and is ratified and confirmed.

      IN WITNESS WHEREOF, the parties hereto have put their hand and seal as of the date first set forth above.

                          PURCHASER:

                          COMMERCIAL VENTURES, INC., a Delaware corporation

                          By:   /s/ Richard J. Nathan
                               ------------------------------------
                          Name: Richard J. Nathan
                               ------------------------------------
                          Its:  President
                               ------------------------------------











                          SELLER:

                          JONATHONS LANDING LIMITED PARTNERSHIP, an Illinois limited partnership

                          By: Jonathons Landing, Inc., an Illinois corporation, its general partner

                               By:   /s/ James E. Mendelson
                                    --------------------------------------
                               Name:     James E. Mendelson
                                    --------------------------------------
                               Its:      Sr. VP
                                    --------------------------------------
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